UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 4, 2024

Citius Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-38174	27-3425913
(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, 1st Floor, Cranford, NJ	07016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 967-6677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	CTXR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations.

On January 4, 2024, the Board of Directors of Citius Pharmaceuticals, Inc. (“Citius”) determined that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on March 12, 2024, at 8:00 a.m. EST. The Board of Directors established the close of business on January 19, 2024, as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. We will provide additional details regarding the location and matters to be voted on at the Annual Meeting in the proxy statement for the Annual Meeting to be filed with the U.S. Securities and Exchange Commission (the “SEC”) prior to the Annual Meeting.

Since the Annual Meeting will take place more than 30 days following the anniversary of the 2023 Annual Meeting of Stockholders, we are providing the updated due dates for submission of any qualified stockholder proposal or qualified stockholder director nominations. Stockholders of Citius who wish to have a proposal or nomination considered for inclusion in our proxy materials for the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), must ensure that such proposal or nomination is received by our Corporate Secretary at our principal executive office at 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016, on or before the close of business on January 16, 2024, which we have determined to be a reasonable time before we expect to begin printing and sending our proxy materials for the Annual Meeting in accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Exchange Act. Any such proposal or nomination must also meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in our proxy materials for the Annual Meeting.

In addition, in accordance with the requirements contained in our Amended and Restated Bylaws (the “Bylaws”), stockholders of Citius who wish to bring business before the Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a person for election as a director must ensure that written notice of such proposal or nomination (including all information specified in the Bylaws) is received by the Secretary at the address specified above no later than the close of business on January 16, 2024. Any such proposal or nomination must meet the requirements set forth in our Bylaws in order to be brought before the Annual Meeting.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 10 calendar days following the date of this current report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIUS PHARMACEUTICALS, INC.

Date: January 5, 2024	/s/ Leonard Mazur
Leonard Mazur
Chairman and Chief Executive Officer

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